SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              OCTOBER 16, 2000
                     ---------------------------------
                     (Date of earliest event reported)


                         WIT SOUNDVIEW GROUP, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


       DELAWARE                      000-26225              13-3900397
------------------------        ---------------------    --------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer
                                                         Identification No.)


                   826 BROADWAY, NEW YORK, NEW YORK 10003
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        (Address of principal executive offices, including zip code)


                               (212) 253-4400
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            (Registrant's telephone number, including area code)


       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

         On October 16, 2000, Wit SoundView Group, Inc. ("Wit SoundView" or the "Registrant") completed the acquisition of E*OFFERING Corp. ("E*OFFERING"), pursuant to the terms of an Agreement and Plan of Merger dated as of May 15, 2000 (the "Merger Agreement"), and amended as of September 26, 2000, by and among Wit SoundView, E*OFFERING and Wit SoundView Corporation ("Merger Sub"), a wholly owned subsidiary of Wit SoundView. E*OFFERING merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly owned subsidiary of Wit SoundView (the "Merger"). The Merger Agreement is incorporated herein by reference to the Registration Statement on Form S-4 (File No. 333-42062) of Wit SoundView filed with the Securities and Exchange Commission in connection with the Merger.

         In the Merger, (i) each share of common stock of E*OFFERING issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") was converted into the right to receive the number of shares of common stock of Wit SoundView, rounded to the nearest thousandth of a share (with "5" being rounded upward), equal to 0.668380948; (ii) each share of E*OFFERING Series A Preferred Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive the number of shares of common stock of Wit SoundView, rounded to the nearest thousandth of a share (with "5" being rounded upward), equal to the sum of (A) the quotient derived by dividing the sum of $1.00 plus any declared but unpaid dividends in respect of such share by $10.25 plus (B) 0.668380948; (iii) each share of E*OFFERING Series B Preferred Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive the number of shares of common stock of Wit SoundView, rounded to the nearest thousandth of a share (with "5" being rounded upward), equal to the sum of (A) the quotient derived by dividing the sum of $4.00 plus any declared but unpaid dividends in respect of such share by $10.25 plus (B) 0.668380948; and (iv) each share of E*OFFERING Series C Preferred Stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive the number of shares of common stock of Wit SoundView, rounded to the nearest thousandth of a share (with "5" being rounded upward), equal to the sum of (A) the quotient derived by dividing the sum of $3.481280502 plus any accrued but unpaid dividends in respect of such share since the date of issuance thereof, by $10.25 plus
(B) 0.668380948. Pursuant to the provisions of the Merger Agreement, ten percent (10%) of the shares of common stock of Wit SoundView issued in the Merger was placed in escrow to secure certain indemnification obligations under the Merger Agreement, and twenty-five percent (25%) of the shares of common stock of Wit SoundView issued in the Merger to certain shareholders was placed in a special escrow fund. Wit SoundView also assumed outstanding options and warrants to acquire E*OFFERING common stock and converted these into options and warrants to acquire Wit SoundView common stock at the same exchange ratio used in the Merger for the outstanding E*OFFERING common stock. In no event will Wit SoundView be required to issue in excess of 28,486,247 shares of its common stock, in respect of the securities of E*OFFERING.

         No fractional shares of Wit SoundView common stock will be issued in connection with the Merger. In lieu thereof, any holder of E*OFFERING shares who would otherwise have been entitled to receive a fractional share of Wit SoundView common stock will be paid an amount equal to such fraction times $10.25 without interest. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for using the purchase method of accounting.

         A copy of Wit SoundView's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99.1 hereto.


Item 5.  Other Events.

         On October 16, 2000, Wit SoundView's stockholders held a special meeting (the "Special Meeting"). The Board of Directors called the Special Meeting in order to obtain stockholder approval on the proposed acquisition of E*OFFERING. The stockholders were asked to approve, and did approve, the proposed acquisition of E*OFFERING.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Information

         The following are incorporated into this document by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-42062) of Wit SoundView Group, Inc., filed with the Securities and Exchange Commission in connection with the Merger:

               (i) Independent Auditors Report;

               (ii) E*OFFERING Corp. Consolidated Statements of Financial Condition as of June 30, 2000 (unaudited) and September 30, 1999;

               (iii) E*OFFERING Corp. Consolidated Statements of Operations for the nine months ended June 30, 2000 (unaudited), for the period from November 13, 1998 (inception) to June 30, 1999 (unaudited), and for the period from November 13, 1998 (inception) to September 30, 1999;

               (iv) E*OFFERING Corp. Consolidated Statements of Cash Flows for the nine months ended June 30, 2000 (unaudited), for the period from November 13, 1998 (inception) to June 30, 1999 (unaudited), and for the period from November 13, 1998 (inception) to September 30, 1999;

               (v) E*OFFERING Corp. Consolidated Statements of Changes in Stockholders' Equity (Deficit) for the nine months ended June 30, 2000 (unaudited), and for the period from November 13, 1998 (inception) to September 30, 1999; and

               (vi) Notes to Consolidated Financial Statements from November 13, 1998 (Inception) to September 30, 1999 (unaudited with respect to data as of June 30, 2000 and for the period from November 13, 1998 (inception) to June 30, 1999 and for the nine months ended June 30, 2000).

         (b) Pro Forma Financial Information

         The following are incorporated into this document by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-42062) of Wit SoundView Group, Inc., filed with the Securities and Exchange Commission in connection with the Merger:

               (i) Wit SoundView Group, Inc. Pro Forma Condensed Combined Statement of Financial Condition as of June 30, 2000 (unaudited);

               (ii) Wit SoundView Group, Inc. Pro Forma Condensed Combined Statement of Operations for the Six Months ended June 30, 2000 (unaudited) and for the Year ended December 31, 1999 (unaudited);

               (iii) Wit SoundView Group, Inc. Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1999 (unaudited); and

               (iv) Notes to Pro Forma Condensed Combined Financial
Statements.

         (c) Exhibits.

             Exhibit No.     Description

               99.1 Press release of Wit SoundView Group, Inc., dated October 16, 2000


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WIT SOUNDVIEW GROUP, INC.



Dated: October 31, 2000                     By: /s/ Curtis Snyder
                                                ___________________________
                                                Curtis Snyder
                                                Senior Vice President and
                                                Chief Financial Officer